UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2005

Citizens Banking Corporation

(Exact Name of Registrant as Specified in Its Charter)

Michigan
(State or Other Jurisdiction of Incorporation)

000-10535 Commission File Number)	38-2378932 (IRS Employer Identification No.)

328 South Saginaw Street, Flint, Michigan (Address of Principal Executive Offices)	48502 (Zip Code)

(810) 766-7500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2005, the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors of Citizens Banking Corporation (the “Company”) granted under the Citizens Banking Corporation Stock Compensation Plan (the “Plan”) shares of restricted stock of the Company and options to acquire shares of common stock of the Company to certain non-employee directors and to the individuals who were identified as the “named executive officers” (“NEOs”) in the Company’s proxy statement for the 2005 annual meeting of shareholders. For each grant of restricted stock, the Company entered into a Restricted Stock Agreement with the individual to whom the restricted stock was granted. For each grant of stock options, the Company entered into a Nonqualified Stock Option Agreement with the individual to whom the stock options were granted.

The Restricted Stock Agreements entered into with grantees who are NEOs of the Company provide that the restricted shares issued to the grantee may not be transferred by the grantee in any manner until the close of business on the third anniversary of the grant date provided that the individual is still employed by the Company or an affiliate of the Company on such date. This restriction lapses immediately upon (1) the grantee’s death, termination of employment due to disability, or termination of employment due to elimination of position; (2) upon a change in control of the Company; or (3) upon waiver of the restriction by the Committee. In the event of the grantee’s retirement, the restriction lapses on the third anniversary of the grant date notwithstanding that the grantee is not employed with the Company on such date. The Restricted Stock Agreements also include a number of restrictive covenants applicable to the grantee including restrictions on the disclosure of confidential information, non-solicitation of employees and customers, non-disparagement of the Company, and non-competition with the Company. If the grantee violates any of these restrictive covenants the shares of restricted stock granted to the grantee will be canceled immediately and the grantee is required to reimburse to the Company any gains realized by the grantee with respect to shares of restricted stock sold during the period beginning one year before the grantee’s termination of employment with the Company and ending six months thereafter. Grantees have all rights of holders of common stock of the Company, including voting rights and the right to receive dividends. A form of the Restricted Stock Agreement entered into with NEO grantees is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.

The Restricted Stock Agreements entered into with grantees who are non-employee directors of the Company are substantially the same as those entered into with NEO grantees except that all terms related to an NEO grantee’s employment with the Company are replaced with substantially the same provisions based instead on the term of office for non-employee directors. A form of the Restricted Stock Agreement entered into with non-employee director grantees is attached to this Current Report as Exhibit 10.2 and is incorporated herein by reference.

The Nonqualified Stock Option Agreements entered into with grantees who are NEOs provide that the options are fully exercisable during the period beginning on the grant date and ending on the tenth anniversary of the grant date. The exercise price of the options is the market price of shares of the Company’s common stock on the grant date. The grantee may pay the exercise price in cash, with previously owned shares of the Company’s common stock or pursuant to a cashless exercise procedure by which the grantee’s broker will liquidate a sufficient number of the shares issued upon the exercise of the option to pay the exercise price and remit such amount to the Company. The stock options will immediately terminate if the grantee’s employment with the Company is terminated for cause. If the grantee’s employment is terminated (1) due to death, disability or elimination of position, then the stock options shall be exercisable only until the earlier of the one year anniversary of such termination or the scheduled stock option termination date, (2) due to retirement, then the stock options shall be exercisable only until the earlier of the five year anniversary of such termination or the scheduled stock option termination date, (3) if the grantee is a party to a change in control agreement with Company, and Grantee’s employment is terminated involuntarily or constructively, then the stock options shall be exercisable until the scheduled stock option termination date, or (4) for any other reason, then the stock options shall be exercisable only until the earlier of the three month anniversary of such termination or the scheduled stock option termination date. The Nonqualified Stock Option Agreements also include a number of restrictive covenants applicable to the grantee including restrictions on the disclosure of confidential information, non-solicitation of employees and customers, non-disparagement of the Company, and non-competition with the Company. If the grantee violates any of these restrictive covenants the stock options granted to the grantee will be canceled immediately and the grantee is required to reimburse to the Company any gains realized by the grantee with respect to the exercise of any stock options granted under the Nonqualified Stock Option Agreement during the period beginning one year before the grantee’s termination of employment with the Company and ending six months thereafter. Until the issuance of shares of stock pursuant to the exercise of stock options, holders of stock options granted under the Nonqualified Stock Option Agreement have no rights of holders of common stock of the Company. A form of the Nonqualified Stock Option Agreement entered into with NEO grantees is attached to this Current Report as Exhibit 10.3 and is incorporated herein by reference.

The Nonqualified Stock Option Agreements entered into with grantees who are non-employee directors of the Company are the same as those entered into with NEO grantees except that all terms related to an NEO grantee’s employment with the Company are replaced with substantially the same provisions based instead on the term of office for non-employee directors. A form of the Nonqualified Stock Option Agreement entered into with non-employee director grantees is attached to this Current Report as Exhibit 10.4 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit 10.1 Form of Restricted Stock Agreement (Employee Version).

Exhibit 10.2 Form of Nonqualified Stock Option Agreement (Employee Version).

Exhibit 10.3 Form of Restricted Stock Agreement (Non-Employee Director Version).

Exhibit 10.4 Form of Nonqualified Stock Option Agreement (Non-Employee Director Version).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS BANKING CORPORATION
By:	/s/ Thomas W. Gallagher
Thomas W. Gallagher
Its:	General Counsel and Secretary

Date: June 6, 2005

Index to Exhibits

Exhibit No.	Description
Exhibit 10.1	Form of Restricted Stock Agreement (Employee Version).

Exhibit 10.2	Form of Restricted Stock Agreement (Director Version).

Exhibit 10.3	Form of Nonqualified Stock Option Agreement (Employee Version).

Exhibit 10.4	Form of Nonqualified Stock Option Agreement (Director Version).